Exhibit 10.4
EXECUTION VERSION
AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of May 28, 2026 (this “Amendment”) is among MPC TRADE RECEIVABLES COMPANY I LLC, as Borrower (in such capacity, the “Borrower”), MARATHON PETROLEUM COMPANY LP (“MPC LP”), as initial Servicer (in such capacity, the “Servicer”), RELIANT TRUST, as a Conduit Lender and a Class B Lender, GTA FUNDING LLC (“GTA Funding”), as a Conduit Lender and a Class B Lender, MIZUHO BANK, LTD. (“Mizuho”), as a Committed Lender, a Class A LC Participant, a Class B LC Participant, a Class B Lender, an LC Bank and a Group Agent, and THE TORONTO-DOMINION BANK (“TD Bank”), as a Committed Lender, an LC Bank, a Class A LC Participant, a Class B LC Participant, a Class B Lender, a Group Agent and as Administrative Agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Servicer, the Borrower, the Lenders, the Group Agents, the Co-Syndication Agents, the LC Banks and the LC Participants from time to time party thereto and the Administrative Agent have heretofore entered into that certain Amended and Restated Loan and Security Agreement, dated as of April 30, 2026 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Loan and Security Agreement”); and
WHEREAS, the parties hereto wish to modify the Loan and Security Agreement upon the terms hereof.
NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows:
A G R E E M E N T:
1.    Definitions. Unless otherwise defined or provided herein, capitalized terms used herein (including in the recitals) have the meanings attributed thereto in (or by reference in) the Loan and Security Agreement.
2.    Amendments to the Loan and Security Agreement. Effective as of the date hereof, the Loan and Security Agreement is hereby amended as follows:
(a)    The definition of “Contra Account Amount” as set forth in Section 1.01 of the Loan and Security Agreement is hereby replaced in its entirety with the following:
    “Contra Account Amount” means, on any date of determination, (i) during any Level 3 Ratings Period or if elected by the Servicer in its sole discretion during any Level 2 Ratings Period, the Contra Account Calculated Amount, (ii) if elected by the Servicer in its sole discretion during any Level 2 Ratings Period, the Contra Account Proxy Amount or (iii) during any Level 1 Ratings Period, $0.

(b)    The definition of “Contra Account Calculated Amount” as set forth in Section 1.01 of the Loan and Security Agreement is hereby replaced in its entirety with the following:
    “Contra Account Calculated Amount” means, on any date of determination, an amount equal to (i) during any Level 2 Ratings Period, the aggregate balance of Contra Accounts with respect to the fifteen (15) largest Obligors (based on the Outstanding Balance of Receivables and the outstanding payables balance as described below) as of such date of determination or (ii) during any Level 3 Ratings Period, the aggregate balance of all Contra Accounts with respect to all Obligors (and any subsidiaries thereof). For the purposes of calculating the Contra Account Calculated Amount specified in clause (i) above in respect of determining Net Receivables Balance, the Contra Account Calculated Amount shall be the sum of the following:
—(x) for each of the top fifteen (15) largest Obligors based on the Outstanding Balance of Receivables, the lesser of (A) such Obligor’s payables balance and (B) such Obligor’s Outstanding Balance of Receivables plus
—(y) for each of the top fifteen (15) largest Obligors based on payables balance (but only to the extent that such Obligors are not included as one of the top fifteen (15) largest Obligors based on Outstanding Balance of Receivables in clause (x) above), the lesser of (C) such Obligor’s payables balance and (D) such Obligor’s Outstanding Balance of Receivables.
For the purposes of determining the fifteen (15) largest Obligors only, the Outstanding Balance of Receivables and payables of each Obligor shall be aggregated with the Outstanding Balance of Receivables and payables, if any, of such Obligor’s Affiliates; provided, however, that for purposes of calculating the Contra Account Calculated Amount in accordance with clauses (x) and (y) above, the payables balance owed to each specific Obligor only shall be deducted from the Outstanding Balance of Receivables owed by such Obligor without regard to the payables balance, if any, or the Outstanding Balance of Receivables, if any, of such Obligor’s Affiliates.
(c)    Section 1.01 of the Loan and Security Agreement is hereby amended by adding the definition of “Fitch” in the appropriate alphabetical order as follows:
    “Fitch” means Fitch Ratings, Inc., or any successor to the rating agency business thereof.
(d)    The definition of “Level 1 Rating Period” as set forth in Section 1.01 of the Loan and Security Agreement is hereby replaced in its entirety with the following:

    “Level 1 Ratings Period” means any period of time during which at least two of the following criteria are then satisfied: (i) the Long Term Debt Rating of Marathon is “BBB-” or higher by S&P, (ii) the Long Term Debt Rating of Marathon is “BBB-” or higher by Fitch or (iii) the Long Term Debt Rating of Marathon is “Baa3” or higher by Moody’s; provided, that if at any time (i) Marathon has only one Long Term Debt Rating, then only one of the above criteria shall need to be satisfied or (ii) Marathon has only two Long Term Debt Rating, then only one of the above criteria need to be satisfied so long as either (x) the two ratings differ by no more than one level or (y) the rating one level below the higher of the two ratings satisfies any of the above criteria.
(e)    The definition of “Level 2 Rating Period” as set forth in Section 1.01 of the Loan and Security Agreement is hereby replaced in its entirety with the following:
    “Level 2 Ratings Period” means any period of time, other than a Level 3 Rating Period, during which at least two of the following criteria are then satisfied: (i) the Long Term Debt Rating of Marathon is lower than “BBB-” by S&P, (ii) the Long Term Debt Rating of Marathon is lower than “BBB-” by Fitch or (iii) the Long Term Debt Rating of Marathon is lower than “Baa3” by Moody’s.
(f)    The definition of “Level 3 Rating Period” as set forth in Section 1.01 of the Loan and Security Agreement is hereby replaced in its entirety with the following:
    “Level 3 Ratings Period” means any period of time during which (A) at least two of the following criteria are then satisfied: (i) the Long Term Debt Rating of Marathon is “BB-” or lower by S&P, (ii) the Long Term Debt Rating of Marathon is “BB-” or lower by Fitch or (iii) the Long Term Debt Rating of Marathon is “Ba3” or lower by Moody’s or (B) Marathon ceases to have a Long Term Debt Rating by two or more of S&P, Fitch or Moody’s (other than by reason of such rating agency ceasing to be in the business of rating corporate debt obligations) and a Level 1 Ratings Period is not in effect.
(g)    The definition of “Long Term Debt Rating” as set forth in Section 1.01 of the Loan and Security Agreement is hereby replaced in its entirety with the following:
    “Long Term Debt Rating” means, with respect to any Person at any time, the senior unsecured long-term debt rating assigned by S&P, Fitch or Moody’s for such Person, in each case without giving effect to any third party credit enhancement.
(h)    Section 8.01(c)(vi) of the Agreement is hereby deleted in its entirety and replaced with the following:

(vi)     Downgrade of Marathon. Any downgrade in the rating of any Indebtedness of Marathon by S&P, Fitch or by Moody’s, setting forth the Indebtedness affected and the nature of such change.
(i)    Section 9.07(b) of the Agreement is hereby deleted in its entirety and replaced with the following:
(b)     If the rating system of Moody’s, Fitch or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Servicer, the Group Agents and the Administrative Agent shall negotiate in good faith to amend, in a manner acceptable to the Servicer and the Majority Group Agents, the reporting obligations of the Servicer to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment the Servicer’s reporting obligations hereunder shall be determined by reference to the rating most recently in effect prior to such change or cessation.
3.    Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon the Administrative Agent’s receipt of a counterpart of this Amendment duly executed by each of the other parties hereto.
4.    Certain Representations and Warranties. Each of the Servicer and the Borrower hereby represent and warrant to each Credit Party as follows:
(a)    Representations and Warranties. The representations and warranties of the Borrower and the Servicer contained in Sections 7.01 and 7.02 of the Loan and Security Agreement (other than Section 7.02(k)(ii) which is made solely on the Restatement Date and during a Level 2 Ratings Period or Level 3 Ratings Period as of the last day of each fiscal quarter of Marathon) are true and correct in all material respects on and as of the date hereof (unless such representation or warranty refers to an earlier date, in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date), except that the materiality standard in this clause (a) shall not apply to any such representation or warranty that is expressly qualified by a materiality standard or contains any carve-out or exception based on the absence of a Material Adverse Effect by its express terms.
(b)    Power and Authority; Due Authorization. It (i) has all necessary power and authority to (A) execute and deliver this Amendment and (B) perform its obligations under the Loan and Security Agreement (as amended by this Amendment) and the other Transaction Documents to which it is a party and (ii) has duly authorized by all necessary action the execution, delivery and performance of this Amendment.
(c)    Binding Obligations. This Amendment constitutes the legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(d)    No Conflict or Violation. The execution and delivery of this Amendment by it, and performance of its obligations under this Amendment, the Loan and Security Agreement (as amended by this Amendment) and the other Transaction Documents to which it is a party, (i) do not contravene or violate (A) its certificate of limited partnership, certificate of formation, its operating agreement or its partnership agreement, or other organizational documents, (B) any law, rule or regulation applicable to it, (C) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (D) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, except, in the case of the Servicer for clauses (B), (C) and (D), where such contravention or violation would not reasonably be expected to have a Material Adverse Effect and (ii) do not result in the creation or imposition of any Adverse Claim on assets of the Borrower, the Servicer or its Subsidiaries (except as created under the Loan and Security Agreement, under the Receivables Sale Agreement, under the Receivables Transfer Agreement (Canada) or under the Receivables Transfer Agreement (U.S.)).
(e)    No Defaults. No Event of Default or Unmatured Event of Default has occurred and is continuing either immediately before or immediately after giving effect to this Amendment.
(f)    Borrowing Base Deficit. To the actual knowledge of each Authorized Officer of the Borrower, no Borrowing Base Deficit exists or would exist immediately after giving effect to this Amendment.
5.    Reference to, and Effect on, the Loan and Security Agreement and the Transaction Documents.
(a)    The Loan and Security Agreement (except as specifically amended herein) shall remain in full force and effect and the Loan and Security Agreement and each of the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto.
(b)    On and after the execution and delivery of this Amendment, each reference in the Loan and Security Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import referring to the Loan and Security Agreement, and each reference in any other Transaction Document to “the Loan and Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan and Security Agreement, shall mean and be a reference to the Loan and Security Agreement, as amended by this Amendment.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Group Agents, the Lenders, the LC Banks or the LC Participants under, nor constitute a waiver of any provision of, the Loan and Security Agreement or any other Transaction Document.
(d)    To the extent that the consent of any party hereto, in any capacity, is required under the Transaction Documents or any other agreement entered into in connection with the Transaction Documents with respect to any of the amendments set forth herein, such party hereby grants such consent.

6.    Further Assurances. Each of the Servicer and the Borrower hereby agrees to do, at the Borrower’s expense, all such things and execute all such documents and instruments as the Administrative Agent, any Lender, any LC Bank or any LC Participant may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith.
7.    Transaction Document. This Amendment shall be a Transaction Document under (and as defined in) the Loan and Security Agreement.
8.    Costs and Expenses. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses in connection with the preparation, negotiation, execution and delivery of this Amendment, including the reasonable Attorney Costs for the Administrative Agent and the other Credit Parties with respect thereto.
9.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.
10.    Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. The words “execution”, “executed”, “signed”, “signature”, and words of like import in this Amendment and the other Transaction Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
11.    GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
12.    CONSENT TO JURISDICTION. (a) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING

SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
(b) EACH OF THE BORROWER AND THE SERVICER CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN THE LOAN AND SECURITY AGREEMENT. NOTHING IN THIS SECTION 12 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
13.    Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
14.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or be given any substantive effect.
15.    Reaffirmation of Performance Undertaking. After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect, and Marathon hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MPC TRADE RECEIVABLES COMPANY I LLC,
as Borrower

By: /s/ Kristina A. Kazarian
Name: Kristina A. Kazarian
Title: Vice President, Finance and Treasurer

MARATHON PETROLEUM COMPANY LP,
as Servicer

By: /s/ Kristina A. Kazarian
Name: Kristina A. Kazarian
Title: Vice President, Finance and Treasurer

    S-1     Amendment 1 to A&R Loan and Security Agreement
(Marathon)

THE TORONTO-DOMINION BANK, as Administrative Agent By: /s/ Luna K. Mills Name: Luna K. Mills Title: Managing Director

THE TORONTO-DOMINION BANK, as an LC Bank and as Group Agent for the TD Bank Group By: /s/ Luna K. Mills Name: Luna K. Mills Title: Managing Director

THE TORONTO-DOMINION BANK, as a Committed Lender, a Class A LC Participant, a Class B LC Participant and a Class B Lender By: /s/ Luna K. Mills Name: Luna K. Mills Title: Managing Director
    S-2     Amendment 1 to A&R Loan and Security Agreement
(Marathon)

COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, THE TORONTO-DOMINION BANK,
as a Conduit Lender for the TD Bank Group and as a Class B Lender

By: /s/ Luna K. Mills
Name: Luna K. Mills
Title: Managing Director

GTA FUNDING LLC,
as a Conduit Lender for the TD Bank Group and as a Class B Lender

By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President

    S-3     Amendment 1 to A&R Loan and Security Agreement
(Marathon)

MIZUHO BANK, LTD.,
as a Class A LC Participant, Class B LC Participant, a Class B Lender and a Committed Lender

By: /s/ Jeremy Ebrahim
Name: Jeremy Ebrahim
Title: Managing Director

MIZUHO BANK, LTD.,
as an LC Bank and as a Group Agent for the Mizuho Group

By: /s/ Jeremy Ebrahim
Name: Jeremy Ebrahim
Title: Managing Director

    S-4     Amendment 1 to A&R Loan and Security Agreement
(Marathon)

Solely with respect to Section 15 hereof,

MARATHON PETROLEUM CORPORATION,
as Performance Guarantor under the Performance Undertaking

By: /s/ Kristina A. Kazarian
Name: Kristina A. Kazarian
Title: Vice President, Finance and Treasurer
    S-5     Amendment 1 to A&R Loan and Security Agreement
(Marathon)